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                                                            Exhibit 10-L(4)

                              THIRD AMENDMENT
                                    TO
                           THE DANA CORPORATION
                        1989 RESTRICTED STOCK PLAN

                  Pursuant to resolutions of the Board of Directors of the Corporation adopted on October 21, 1996, the Dana Corporation 1989 Restricted Stock Plan (the "Restricted Stock Plan") is hereby amended, effective as of October 20, 1996, as set forth below.

                                   FIRST

                  Section 7 of the Restricted Stock Plan is hereby amended by inserting a period (.) after the word "specify" in the last sentence thereof and deleting the remainder of the sentence.

                  IN WITNESS WHEREOF, the undersigned has hereby executed this Third Amendment on behalf of the Corporation this 21st day of October 1996.

                                                     DANA CORPORATION

                                       /s/    Martin J. Strobel
                                       -----------------------------------------

ATTEST:
  /s/   Mark  A.  Smith, Jr.
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